UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2007
Emisphere Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10615	13-3306985

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

765 Old Saw Mill River Road,	10591
Tarrytown, New York

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	914-347-2220
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Ex-1.1 Placement Agency Agreement dated as of August 16, 2007
Ex-1.2 Form of Subscription Agreement
Ex-10.1 Form of Warrant
Ex-10.2 Escrow Agreement dated August 16, 2007
Ex-99.1 Press Release dated August 17, 2007

Item 1.01 Entry into a Material Definitive Agreement.
On August 16, 2007, Emisphere Technologies, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with ThinkEquity Partners, LLC acting as sole placement agent (the “Placement Agent”) pursuant to which the Placement Agent has agreed to act as the Company’s placement agent in connection with a public offering of up to an aggregate of 1,544,638 shares of common stock and warrants to purchase 308,927 shares of common stock, at a purchase price of $3.785 per unit (the “Securities”). The securities in this transaction were offered by Emisphere pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission on April 7, 2006, and declared effective on May 2, 2006 (File No. 333-133087) and a registration statement (File No. 333-145524) filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended (collectively, the “Registration Statement”).
A copy of the Placement Agency Agreement, including as an exhibit thereto the form of Subscription Agreement to be entered into by the Company and certain of the investors in the Offering described below, is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit 1.1. Also attached hereto as Exhibit 1.2 is the form of Subscription Agreement entered into by the Company and MHR Institutional Partners II LP (“MHR”), in connection with the Offering described below, which is incorporated herein by reference. Attached hereto as Exhibit 10.1 is the form of Warrant to be issued by the Company in connection with the Offering described below, which is incorporated herein by reference. The foregoing description of the forms of Subscription Agreement and Warrant do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.2 and 10.1, respectively.
On August 16, 2007, the Company entered into an escrow agreement (the “Escrow Agreement”) with ThinkEquity Partners LLC and JPMorgan Chase Bank, N.A., a national banking association, whereby JPMorgan Chase Bank, N.A. will act as escrow agent for certain of the investors in connection with the Offering described below. A copy of the Escrow Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit 10.2.
Item 8.01 Other Events.
On August 17, 2007, the Company announced that it had entered into definitive agreements with certain institutional and strategic investors, including MHR, to sell 2,000,000 shares of its common stock and warrants to purchase 400,000 shares of its common stock, at a purchase price of $3.785 per unit, pursuant to the Registration Statement for an aggregate net purchase price of approximately $7,000,000 after deducting placement agency fees and all estimated offering expenses that are payable by the Company (the “Offering”). The transaction is expected to close on August 22, 2007 and proceeds from the Offering will be used for general corporate purposes, including further development of the Company’s lead clinical programs, capital expenditures and to meet working capital needs. Emisphere’s press release announcing the Offering is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement, dated as of August 16, 2007, by and among Emisphere Technologies, Inc. and ThinkEquity Partners LLC.
1.2	Form of Subscription Agreement by and between Emisphere Technologies, Inc. and certain existing investors.
10.1	Form of Warrant.
10.2	Escrow Agreement, dated August 16, 2007, by and among Emisphere Technologies, Inc., ThinkEquity Partners LLC and JPMorgan Chase Bank, N.A.
99.1	Press Release dated August 17, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.
August 20, 2007	By:	/s/ William T. Rumble
		Name:	William T. Rumble
		Title:	Corporate Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
1.1	Placement Agency Agreement, dated as of August 16, 2007, by and among Emisphere Technologies, Inc. and ThinkEquity Partners LLC.
1.2	Form of Subscription Agreement by and between Emisphere Technologies, Inc. and certain existing investors.
10.1	Form of Warrant.
10.2	Escrow Agreement, dated August 16, 2007, by and among Emisphere Technologies, Inc., ThinkEquity Partners LLC and JPMorgan Chase Bank, N.A.
99.1	Press Release dated August 17, 2007.